UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2015

Date of reporting period :	January 1, 2015 — December 31, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

12|31|15

Annual report

Putnam VT
Absolute Return 500 Fund®

Putnam
INVESTMENTS

Message from the Trustees

Dear Shareholder:

As 2016 gets under way, a number of factors in today’s markets stand out. Last year, the U.S. Federal Reserve announced a liftoff in short-term interest rates. The first increase took place in December, but the Fed has said that future hikes will likely occur at a gradual pace. Meanwhile, central banks in Europe and Japan continue to run accommodative monetary policies. China’s economy, the world’s second largest, is slowing, with global ramifications. In addition, the price of a barrel of oil is testing multi-year lows.

This combination of factors tempered the performance of stocks in 2015 after a string of solid annual gains over the previous three years. Should the economy continue to grow, stocks could rise, but it would be prudent to be prepared for bouts of volatility in the months ahead.

Managing downside risk while pursuing returns in today’s investing environment poses a challenge. Putnam’s experienced portfolio managers are constantly seeking innovative ways to maneuver in today’s markets, relying on a proprietary global research framework to guide their investment decisions. The interview on the following pages provides an overview of your fund’s performance for the reporting period ended December 31, 2015, as well as an outlook for the coming months.

We also encourage you to consult your financial advisor to ensure that your portfolio is in line with your investment goals, time horizon, and risk tolerance.

As always, thank you for investing with Putnam.

Performance summary (as of 12/31/15)

Investment objective

To earn a positive total return that exceeds the return on U.S. Treasury bills by 500 basis points (or 5.00%) on an annualized basis over a reasonable period of time (generally at least three years or more) regardless of market conditions

Net asset value December 31, 2015

Class IA: $10.46	Class IB: $10.35

Total return at net asset value

			BofA	Barclays
			Merrill	U.S.
			Lynch U.S.	Aggregate
(as of	Class IA	Class IB	Treasury	Bond	S&P 500	Fund’s
12/31/15)	shares*	shares*	Bill Index	Index	Index	Target†

1 year	–0.22%	–0.44%	0.09%	0.55%	1.38%	5.09%

Life	9.28	7.94	0.42	15.37	65.74	—
Annualized	1.92	1.65	0.09	3.11	11.42	5.09

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: May 2, 2011.

† Fund’s benchmark [BofA Merrill Lynch U.S. Treasury Bill Index] plus 5.00%. No information for the target return is provided for periods of less than one year.

The S&P 500 Index is an unmanaged index of common stock performance. The BofA Merrill Lynch U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion. The Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Allocations may not total 100% because the table includes the notional value of derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

Negative weights may result from timing differences between trade and settlement dates of securities, such as TBAs, or by the use of derivatives.

Putnam VT Absolute Return 500 Fund 1

Report from your fund’s managers

What was the environment like during the 12-month reporting period ended December 31, 2015?

It was a mixed investment climate overall, highlighted by extreme bouts of volatility during the final months of the period amid global concerns about decelerating economic activity in China. The period began with broad swings in financial markets. Equity performance during the second half of the period was mostly negative across all world markets. The extreme volatility in equity markets was driven primarily by concerns about the economic slowdown in China, the world’s second-largest economy. Chinese equities had begun to experience sharp downside volatility as early as June.

In August, however, as the Chinese government took more aggressive steps to address the slowing economy — including a significant devaluation of the yuan — Chinese stocks sold off at an alarming rate. The collapse of Chinese stock prices spread quickly across the world stage, with prices plummeting in most major equity markets as investors worried about how weakening demand from China could affect the performance of other world economies. Emerging-market and growth stocks were hardest hit.

On December 16, the U.S. Federal Reserve raised short-term interest rates by 0.25%. At first, the market seemed to shrug off the rate hike. But by year’s end, markets were sliding, and there was a notable sell-off at year-end. By the end of the period, worries about a global slowdown seemed to impact every major global stock market.

In the fixed-income arena, geopolitical crises in the Middle East, Ukraine, and elsewhere — combined with falling energy prices, weaker economic growth abroad, and relative high yields in the United States versus other global regions — fueled demand for longer-term U.S. bonds, helping to support bond prices. Higher-quality debt securities outperformed higher-yielding, non-investment-grade debt during the period.

What strategies did you employ in the portfolio?

Putnam VT Absolute Return 500 Fund® seeks to earn a positive total return that exceeds the return of U.S. Treasury bills by 500 basis points [5.00%] on an annualized basis over a full market cycle [generally at least three years or more] regardless of market conditions.

With the goal of building a more resilient portfolio, we use both directional strategies, which are trades based on our assessment of broad market direction, and non-directional strategies, which we believe can deliver positive returns regardless of market direction — whether up, down, or sideways. The combination of directional and non-directional strategies can help reduce the portfolio’s overall volatility, diversify our sources of return, and contribute to the portfolio’s goal of consistent performance.

In addition to shifting the composition of risk between directional and non-directional strategies, total risk and expected return within the portfolio can be increased or decreased based on our outlook and current market conditions. During the reporting period, the portfolio’s total return was lower than its target, based in part on our view of the appropriate level of risk to take. We note, however, that the portfolio’s strategy is based on return and volatility targets over a full market cycle.

How did you implement directional and non-directional strategies during the 12-month reporting period?

During the period, the portfolio was well diversified. Exposures to directional and non-directional strategies were tactically shifted throughout the year. Within directional strategies, equity exposure was consistently a meaningful risk in the portfolio. We favored developed over emerging markets throughout the year and continued to view stocks that were less volatile than the market as attractive. Credit risk became a more prominent risk in the portfolio in the second half of the year as we felt spreads had widened out to attractive levels. We tactically shifted the fund’s rates exposure, and inflation risk remained low throughout the year.

The non-directional component had a meaningful impact on fund performance throughout the year. Equity selection alpha strategies and regional equity long/short trades were the biggest drivers of performance. Active currency selection added value, benefiting from a rallying U.S. dollar. Commodity alpha was an additional bright spot.

What role did derivatives play in the portfolio during the reporting period?

During the reporting period, we used a variety of derivatives to establish exposures in the portfolio. Forward currency contracts were used as part of our currency hedging efforts. In addition, we purchased and wrote options in an effort to hedge pricing risk and prepayment risk, generate income, and enhance returns. We used futures contracts to allow some of the portfolio’s cash to gain exposure to equity markets and manage the portfolio’s exposure to market risk. Additionally, we employed interest-rate swaps to hedge interest-rate and prepayment risk. Credit default swaps also were used to hedge credit and market risk and gain exposure to specific securities or groups of securities.

What is your outlook for the investment environment as 2016 gets under way?

We are currently more optimistic about the state of U.S. economic growth at period-end. In addition, we do not think that the Chinese economy has been in the process of imploding; rather we think it possible for China to see annualized economic growth in the 5% to 7% range. Also, we believe accommodative monetary policies in the eurozone and Japan could continue to be supportive in those regions. On the whole, we viewed the third quarter’s pull-back in equity prices as a useful correction that presented what we believe to be attractive buying opportunities. While potential headwinds and volatility remain, our outlook has continued to call for a tactical tilt toward equity.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not

2 Putnam VT Absolute Return 500 Fund

have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: Allocation of assets among asset classes may hurt performance. Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, factors related to a specific issuer or industry and, with respect to bond prices, changing market perceptions of the risk of default, and changes in government intervention. These factors may also lead to increased volatility and reduced liquidity in the bond markets. The fund’s active trading strategy may lose money or not earn a return sufficient to cover associated trading and other costs. Use of leverage through derivatives adds risk by increasing investment exposure. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. International investing involves currency, economic, and political risks. Emerging-market securities have illiquidity and volatility risks. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. The fund may not achieve its goal, and it is not intended to be a complete investment program. The fund’s efforts to produce lower-volatility returns may not be successful and may make it more difficult at times for the fund to achieve its targeted return. Under certain market conditions, the fund may accept greater-than-typical volatility to seek its targeted return. Commodities have market, political, regulatory, and natural conditions risks. Investments in small and/or midsize companies may experience greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. You can lose money by investing in the fund.

Your fund’s managers

Portfolio Manager James A. Fetch is Co-Head of Global Asset Allocation at Putnam. He has been in the investment industry since he joined Putnam in 1994.

In addition to James, your fund’s portfolio managers are Robert J. Kea, CFA, Robert J. Schoen, and Jason R. Vaillancourt, CFA.

Your fund’s managers may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Putnam VT Absolute Return 500 Fund 3

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The two left-hand columns of the Expenses per $1,000 table show the expenses you would have paid on a $1,000 investment in your fund from 7/1/15 to 12/31/15. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the Expenses per $1,000 table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expense ratios

	Class IA	Class IB

Net expenses for the fiscal year ended 12/31/14*	0.91%	1.16%

Total annual operating expenses for the fiscal year
ended 12/31/14†	1.38%	1.63%

Annualized expense ratio for the six-month period
ended 12/31/15‡	0.90%	1.15%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

*Reflects Putnam Management’s contractual obligation to limit expenses through 4/30/16.

†Restated to reflect current fees.

‡For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 12/31/15		for the 6 months ended 12/31/15

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*†	$4.53	$5.78	$4.58	$5.85

Ending value
(after expenses)	$995.20	$993.30	$1,020.67	$1,019.41

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/15. The expense ratio may differ for each share class.

†Expenses based on actual returns are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Expenses based on a hypothetical 5% return are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

4 Putnam VT Absolute Return 500 Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Variable Trust and Shareholders of
Putnam VT Absolute Return 500 Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam VT Absolute Return 500 Fund (the “fund”) at December 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 2015 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 2016

Putnam VT Absolute Return 500 Fund 5

The fund’s portfolio 12/31/15

COMMON STOCKS (28.3%)*	Shares	Value

Basic materials (0.8%)
Airgas, Inc.	184	$25,451

Bemis Co., Inc.	344	15,373

Braskem SA Class A (Preference) (Brazil)	900	6,283

China Lesso Group Holdings, Ltd. (China)	36,000	24,955

Hyosung Corp. (South Korea)	402	39,703

Lee & Man Paper Manufacturing, Ltd. (China)	8,000	4,458

PTT Global Chemical PCL (Thailand)	28,500	39,600

Sherwin-Williams Co. (The)	97	25,181

WestRock Co.	1,567	71,487

		252,491
Capital goods (1.8%)
Allison Transmission Holdings, Inc.	1,407	36,427

Avery Dennison Corp.	671	42,045

Boeing Co. (The)	570	82,416

Deere & Co.	1,314	100,219

General Dynamics Corp.	851	116,893

Orbital ATK, Inc.	271	24,211

S&T Motiv Co., Ltd. (South Korea)	274	19,974

Staples, Inc.	7,233	68,497

TransDigm Group, Inc. †	173	39,522

Waste Management, Inc.	1,527	81,496

		611,700
Communication services (1.2%)
AT&T, Inc.	1,638	56,364

China Mobile, Ltd. (China)	9,000	100,867

Chunghwa Telecom Co., Ltd. (Taiwan)	17,000	51,201

Globe Telecom, Inc. (Philippines)	655	25,734

Mobile TeleSystems PJSC (Russia) †	2,706	7,781

Mobile Telesystems PJSC ADR (Russia)	1,578	9,752

SBA Communications Corp. Class A †	42	4,413

Verizon Communications, Inc.	3,025	139,816

		395,928
Conglomerates (0.1%)
Sistema JSFC GDR (Russia)	6,043	35,637

		35,637
Consumer cyclicals (3.3%)
Automatic Data Processing, Inc.	1,561	132,248

Barloworld, Ltd. (South Africa)	5,280	21,141

Belle International Holdings, Ltd. (China)	20,000	14,835

Carter’s, Inc.	188	16,738

China Dongxiang Group Co., Ltd. (China)	45,000	10,720

CJ E&M Corp. (South Korea) †	296	20,183

Clorox Co. (The)	240	30,439

Cyfrowy Polsat SA (Poland) †	2,299	12,203

Discovery Communications, Inc. Class C †	793	19,999

Dollar General Corp.	1,075	77,260

FactSet Research Systems, Inc.	104	16,907

Gartner, Inc. †	241	21,859

Hankook Tire Co., Ltd. (South Korea)	115	4,591

Harley-Davidson, Inc.	114	5,174

Kia Motors Corp. (South Korea)	1,208	53,811

Lear Corp.	54	6,633

Liberty Media Corp. †	97	3,694

Macy’s, Inc.	1,294	45,264

Morningstar, Inc.	45	3,618

NIKE, Inc. Class B	2,416	151,000

Omnicom Group, Inc.	1,393	105,394

COMMON STOCKS (28.3%)* cont.	Shares	Value

Consumer cyclicals cont.
PayPal Holdings, Inc. †	429	$15,530

Rollins, Inc.	371	9,609

Scripps Networks Interactive Class A	993	54,824

Target Corp.	1,614	117,193

Thomson Reuters Corp. (Canada)	658	24,905

Thor Industries, Inc.	287	16,115

Top Glove Corp. Bhd (Malaysia)	5,500	17,391

Truworths International, Ltd. (South Africa)	5,256	30,915

Vantiv, Inc. Class A †	456	21,624

Wal-Mart Stores, Inc.	690	42,297

		1,124,114
Consumer staples (3.3%)
Altria Group, Inc.	2,670	155,421

AMBEV SA (Brazil)	9,600	43,314

Amorepacific Group (South Korea)	306	38,163

Arca Continental SAB de CV (Mexico)	4,388	26,655

Bunge, Ltd.	440	30,043

Colgate-Palmolive Co.	1,403	93,468

ConAgra Foods, Inc.	1,062	44,774

Dunkin’ Brands Group, Inc.	1,239	52,769

Gruma SAB de CV Class B (Mexico)	3,204	45,079

JBS SA (Brazil)	13,799	43,076

Kraft Heinz Co. (The)	1,595	116,052

Kroger Co. (The)	3,177	132,888

KT&G Corp. (South Korea)	568	50,407

LG Household & Health Care, Ltd. (South Korea)	59	52,309

McDonald’s Corp.	1,267	149,683

Pinnacle Foods, Inc.	985	41,823

Sao Martinho SA (Brazil)	698	8,079

		1,124,003
Energy (1.5%)
Bangchak Petroleum PCL (The) (Thailand)	30,300	27,787

Columbia Pipeline Group, Inc.	2,105	42,100

Exxon Mobil Corp.	2,902	226,211

Occidental Petroleum Corp.	1,881	127,174

Schlumberger, Ltd.	551	38,432

Thai Oil PCL (Thailand)	16,800	30,813

Tupras Turkiye Petrol Rafinerileri AS (Turkey) †	918	21,910

		514,427
Financials (5.9%)
Agricultural Bank of China, Ltd. (China)	134,000	54,382

Allied World Assurance Co. Holdings AG	685	25,475

American Capital Agency Corp. R	3,655	63,378

American Financial Group, Inc.	242	17,443

Annaly Capital Management, Inc. R	8,206	76,972

Apple Hospitality REIT, Inc. R	506	10,105

Aspen Insurance Holdings, Ltd.	299	14,442

Assurant, Inc.	562	45,263

Banco Bradesco SA ADR (Brazil)	6,549	31,501

Bank of Communications Co., Ltd. (China)	12,000	8,387

Berkshire Hathaway, Inc. Class B †	1,048	138,378

BS Financial Group, Inc. (South Korea)	1,810	12,897

Capital One Financial Corp.	1,560	112,601

Cathay Financial Holding Co., Ltd. (Taiwan)	25,000	34,990

CBOE Holdings, Inc.	441	28,621

Chimera Investment Corp. R	1,397	19,055

China Cinda Asset Management Co., Ltd. (China)	107,000	39,227

China Construction Bank Corp. (China)	44,000	29,870

6 Putnam VT Absolute Return 500 Fund

COMMON STOCKS (28.3%)* cont.	Shares	Value

Financials cont.
China Merchants Bank Co., Ltd. (China)	11,000	$25,728

Chongqing Rural Commercial Bank Co., Ltd. (China)	73,000	43,864

CITIC, Ltd. (China)	15,000	26,394

Citizens Financial Group, Inc.	587	15,374

DAMAC Properties Dubai Co. PJSC (United Arab
Emirates) †	57,833	36,262

Dubai Islamic Bank PJSC (United Arab Emirates)	8,900	14,886

Endurance Specialty Holdings, Ltd.	199	12,734

Everest Re Group, Ltd.	124	22,703

First Niagara Financial Group, Inc.	1,898	20,593

HCP, Inc. R	1,283	49,062

Hyundai Marine & Fire Insurance Co., Ltd.
(South Korea)	1,047	32,124

Itau Unibanco Holding SA ADR (Preference) (Brazil)	7,617	49,587

Liberty Holdings, Ltd. (South Africa)	3,867	28,785

Macquarie Mexico Real Estate Management SA de CV
(Mexico) R	8,174	10,429

MFA Financial, Inc. R	1,838	12,131

MMI Holdings, Ltd. (South Africa)	6,223	8,830

Moscow Exchange MICEX-RTS OAO (Russia) †	31,999	40,045

New York Community Bancorp, Inc.	2,648	43,215

People’s Insurance Co. Group of China, Ltd. (China)	93,000	45,174

PICC Property & Casualty Co., Ltd. (China)	6,000	11,811

Ping An Insurance Group Co. of China, Ltd. (China)	7,000	38,460

PNC Financial Services Group, Inc. (The)	1,136	108,272

Porto Seguro SA (Brazil)	799	5,814

ProAssurance Corp.	187	9,075

Rayonier, Inc. R	1,005	22,311

RenaissanceRe Holdings, Ltd.	134	15,167

RMB Holdings, Ltd. (South Africa)	8,359	29,939

Sberbank of Russia PJSC ADR (Russia)	9,074	52,927

SLM Corp. †	3,208	20,916

Starwood Property Trust, Inc. R	1,551	31,889

Taishin Financial Holding Co., Ltd. (Taiwan)	109,000	37,618

TFS Financial Corp.	271	5,103

Two Harbors Investment Corp. R	377	3,054

Validus Holdings, Ltd.	410	18,979

Wells Fargo & Co.	3,569	194,011

XL Group PLC	2,131	83,493

		1,989,746
Health care (3.3%)
AmerisourceBergen Corp.	1,130	117,192

Bio-Rad Laboratories, Inc. †	62	8,597

C.R. Bard, Inc.	359	68,009

Cardinal Health, Inc.	364	32,494

DaVita HealthCare Partners, Inc. †	759	52,910

Eli Lilly & Co.	1,672	140,883

Hologic, Inc. †	2,772	107,249

Johnson & Johnson	2,040	209,549

MEDNAX, Inc. †	279	19,993

Merck & Co., Inc.	2,756	145,572

Pfizer, Inc.	5,249	169,438

Richter Gedeon Nyrt (Hungary)	2,381	45,073

		1,116,959
Technology (5.1%)
Accenture PLC Class A	461	48,175

Amdocs, Ltd.	537	29,304

Analog Devices, Inc.	379	20,966

COMMON STOCKS (28.3%)* cont.	Shares	Value

Technology cont.
Apple, Inc.	1,076	$113,260

Black Knight Financial Services, Inc. Class A †	232	7,670

Cisco Systems, Inc.	5,743	155,951

Computer Sciences Corp.	505	16,503

CSRA, Inc. †	505	15,150

DST Systems, Inc.	470	53,608

eBay, Inc. †	4,366	119,978

EMC Corp.	4,813	123,598

Fidelity National Information Services, Inc.	444	26,906

Fiserv, Inc. †	562	51,401

Genpact, Ltd. †	516	12,890

Gentex Corp.	1,043	16,698

Hon Hai Precision Industry Co., Ltd. (Taiwan)	29,000	70,929

Intuit, Inc.	796	76,814

L-3 Communications Holdings, Inc.	703	84,016

Leidos Holdings, Inc.	298	16,765

Maxim Integrated Products, Inc.	3,037	115,406

Microsoft Corp.	440	24,411

Motorola Solutions, Inc.	53	3,628

NetApp, Inc.	1,101	29,210

NetEase, Inc. ADR (China)	278	50,385

Paychex, Inc.	1,874	99,116

Pegatron Corp. (Taiwan)	18,000	39,130

Radiant Opto-Electronics Corp. (Taiwan)	2,000	4,540

Samsung Electronics Co., Ltd. (South Korea)	147	156,971

Synopsys, Inc. †	514	23,444

Taiwan Semiconductor Manufacturing Co., Ltd. ADR
(Taiwan)	2,068	47,047

Tencent Holdings, Ltd. (China)	2,100	40,967

WNS Holdings, Ltd. ADR (India) †	1,045	32,594

		1,727,431
Transportation (0.8%)
China Southern Airlines Co., Ltd. (China)	64,000	49,025

Expeditors International of Washington, Inc.	178	8,028

OHL Mexico SAB de CV (Mexico) †	7,494	7,888

TAV Havalimanlari Holding AS (Turkey)	1,034	6,449

Turk Hava Yollari AO (Turkey) †	14,261	36,115

United Parcel Service, Inc. Class B	1,322	127,216

Yangzijiang Shipbuilding Holdings, Ltd. (China)	55,100	42,543

		277,264
Utilities and power (1.2%)
AK Transneft OAO (Preference) (Russia) †	10	26,563

American Electric Power Co., Inc.	348	20,278

American Water Works Co., Inc.	337	20,136

China Resources Power Holdings Co., Ltd. (China)	6,000	11,580

Entergy Corp.	1,173	80,186

Hawaiian Electric Industries, Inc.	278	8,048

Huadian Power International Corp., Ltd. (China)	48,000	31,120

Huaneng Power International, Inc. (China)	40,000	34,296

Korea Electric Power Corp. (South Korea)	1,246	52,907

Southern Co. (The)	2,801	131,059

		416,173

Total common stocks (cost $9,615,504)		$9,585,873

Putnam VT Absolute Return 500 Fund 7

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (18.1%)*	Principal amount	Value

U.S. Government Agency Mortgage Obligations (18.1%)
Federal National Mortgage Association
Pass-Through Certificates
3 1/2s, TBA, February 1, 2046	$2,000,000	$2,059,150
3 1/2s, TBA, January 1, 2046	2,000,000	2,062,969
3s, TBA, February 1, 2046	1,000,000	997,773
3s, TBA, January 1, 2046	1,000,000	999,766
		6,119,658
Total U.S. government and agency mortgage
obligations (cost $6,121,876)		$6,119,658

MORTGAGE-BACKED SECURITIES (8.9%)*	Principal amount	Value

Agency collateralized mortgage obligations (5.0%)
Federal Home Loan Mortgage Corporation
IFB Ser. 4087, Class SA, IO, 5.72s, 2039	$202,437	$23,290
Ser. 4462, Class KI, IO, 4s, 2045	142,743	25,632
Ser. 4193, Class PI, IO, 4s, 2043	70,040	10,883
Ser. 4013, Class AI, IO, 4s, 2039	107,252	12,733
Ser. 304, Class C53, IO, 4s, 2032	109,051	17,417
Ser. 303, Class C19, IO, 3 1/2s, 2043	77,114	15,762
Ser. 4121, Class AI, IO, 3 1/2s, 2042	232,868	44,787
Ser. 4097, Class PI, IO, 3 1/2s, 2040	162,075	21,898
Ser. 4134, Class PI, IO, 3s, 2042	262,420	32,663
Ser. 4206, Class IP, IO, 3s, 2041	117,494	14,335
Ser. 4433, Class DI, IO, 3s, 2032	103,791	11,783
Ser. 304, Class C45, IO, 3s, 2027	80,964	8,194

Federal National Mortgage Association
IFB Ser. 13-101, Class SE, IO, 5.478s, 2043	97,417	23,243
IFB Ser. 12-56, Class SG, IO, 5.578s, 2039	250,090	30,986
Connecticut Avenue Securities FRB Ser. 15-C03,
Class 1M2, 5.422s, 2025	15,000	14,915
Connecticut Avenue Securities FRB Ser. 15-C02,
Class 1M2, 4.422s, 2025	15,000	14,186
Connecticut Avenue Securities FRB Ser. 15-C02,
Class 2M2, 4.422s, 2025	6,000	5,681
Ser. 418, Class C24, IO, 4s, 2043	119,072	25,571
Ser. 12-118, Class PI, IO, 4s, 2042	133,218	23,632
Ser. 13-11, Class IP, IO, 4s, 2042	133,501	22,559
Ser. 12-62, Class MI, IO, 4s, 2041	102,650	15,305
Ser. 418, Class C15, IO, 3 1/2s, 2043	109,674	22,799
Ser. 12-118, Class IC, IO, 3 1/2s, 2042	175,906	32,013
Ser. 12-136, Class PI, IO, 3 1/2s, 2042	79,379	9,156
Ser. 14-76, IO, 3 1/2s, 2039	222,926	27,852
Ser. 12-151, Class PI, IO, 3s, 2043	74,884	9,405
Ser. 13-1, Class MI, IO, 3s, 2043	170,855	18,268
Ser. 13-35, Class PI, IO, 3s, 2042	334,458	31,891
Ser. 13-31, Class NI, IO, 3s, 2041	98,089	8,431
Ser. 13-7, Class EI, IO, 3s, 2040	105,820	15,571
Ser. 12-100, Class WI, IO, 3s, 2027	367,727	37,913

Government National Mortgage Association
Ser. 09-79, Class IC, IO, 6s, 2039	210,980	41,953
IFB Ser. 13-129, Class SN, IO, 5.748s, 2043	53,158	8,243
Ser. 14-182, Class KI, IO, 5s, 2044	140,662	27,775
Ser. 14-133, Class IP, IO, 5s, 2044	176,391	34,186
Ser. 14-122, Class IC, IO, 5s, 2044	75,139	15,373
Ser. 14-163, Class NI, IO, 5s, 2044	84,870	17,179
Ser. 14-25, Class QI, IO, 5s, 2044	80,751	15,412
Ser. 11-116, Class IB, IO, 5s, 2040	27,997	1,403
Ser. 10-20, Class UI, IO, 5s, 2040	81,848	15,102
Ser. 10-9, Class UI, IO, 5s, 2040	118,291	23,102
Ser. 09-121, Class UI, IO, 5s, 2039	86,292	16,635
Ser. 14-3, Class IP, IO, 4 1/2s, 2043	72,164	13,406

MORTGAGE-BACKED SECURITIES (8.9%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 13-20, Class QI, IO, 4 1/2s, 2042	$116,690	$21,771
Ser. 10-35, Class QI, IO, 4 1/2s, 2040	33,109	5,913
Ser. 15-99, Class LI, IO, 4s, 2045	155,180	21,379
Ser. 15-53, Class MI, IO, 4s, 2045	101,464	23,316
Ser. 15-40, Class KI, IO, 4s, 2044	103,497	19,943
Ser. 14-149, Class IP, IO, 4s, 2044	180,889	32,026
Ser. 13-24, Class PI, IO, 4s, 2042	77,080	12,179
Ser. 14-133, Class AI, IO, 4s, 2036	195,570	25,594
Ser. 15-52, Class IK, IO, 3 1/2s, 2045	114,539	22,034
Ser. 15-20, Class PI, IO, 3 1/2s, 2045	212,045	34,309
Ser. 15-24, Class IA, IO, 3 1/2s, 2045	102,813	18,745
Ser. 13-102, Class IP, IO, 3 1/2s, 2043	77,033	7,797
Ser. 13-100, Class MI, IO, 3 1/2s, 2043	70,111	7,996
Ser. 12-141, Class WI, IO, 3 1/2s, 2041	66,428	7,051
Ser. 12-71, Class JI, IO, 3 1/2s, 2041	61,546	5,354
Ser. 13-157, Class IA, IO, 3 1/2s, 2040	154,706	20,573
Ser. 13-90, Class HI, IO, 3 1/2s, 2040	80,601	4,973
Ser. 13-79, Class XI, IO, 3 1/2s, 2039	98,626	14,595
Ser. 15-124, Class NI, IO, 3 1/2s, 2039	273,867	37,460
Ser. 15-96, Class NI, IO, 3 1/2s, 2039	104,333	12,760
Ser. 15-82, Class GI, IO, 3 1/2s, 2038	219,698	25,483
Ser. 15-124, Class DI, IO, 3 1/2s, 2038	171,868	26,066
Ser. 13-H08, IO, 2.925s, 2063	248,708	21,491
Ser. 15-H20, Class CI, IO, 2.252s, 2065	188,491	22,737
Ser. 15-H25, Class BI, IO, 2.224s, 2065	315,894	38,002
FRB Ser. 15-H16, Class XI, IO, 2.225s, 2065	116,745	14,792
Ser. 15-H24, Class HI, IO, 2.017s, 2065	514,748	44,732
Ser. 15-H15, Class JI, IO, 1.934s, 2065	291,224	36,083
Ser. 15-H09, Class AI, IO, 1.929s, 2065	259,510	29,013
Ser. 15-H19, Class NI, IO, 1.907s, 2065	227,494	28,164
Ser. 15-H18, Class IA, IO, 1.823s, 2065	117,100	12,058
Ser. 15-H10, Class CI, IO, 1.803s, 2065	180,024	20,365
Ser. 15-H26, Class GI, IO, 1.789s, 2065	235,084	27,319
Ser. 15-H09, Class BI, IO, 1.698s, 2065	271,985	27,280
Ser. 15-H10, Class EI, IO, 1.637s, 2065	163,053	12,123
Ser. 15-H25, Class AI, IO, 1.611s, 2065	360,763	34,741
Ser. 15-H24, Class BI, IO, 1.613s, 2065	497,182	35,002
		1,669,742
Commercial mortgage-backed securities (1.9%)
Bear Stearns Commercial Mortgage Securities Trust
FRB Ser. 07-PW16, Class AJ, 5.722s, 2040	25,000	25,287

Bear Stearns Commercial Mortgage Securities Trust
144A FRB Ser. 06-PW11, Class C, 5.51s, 2039	25,000	24,949

Citigroup Commercial Mortgage Trust FRB
Ser. 06-C4, Class B, 5.811s, 2049	25,000	24,920

Credit Suisse First Boston Mortgage
Securities Corp. Ser. 05-C3, Class B, 4.882s, 2037	25,000	24,970

GE Capital Commercial Mortgage Corp. FRB
Ser. 05-C1, Class D, 4.527s, 2048	25,000	24,085

GE Capital Commercial Mortgage Corp. Trust FRB
Ser. 06-C1, Class AJ, 5.459s, 2044	66,000	66,000

GMAC Commercial Mortgage Securities, Inc. Trust
144A FRB Ser. 04-C3, Class X1, IO, 0.859s, 2041	56,993	939

GS Mortgage Securities Trust 144A FRB
Ser. 13-GC16, Class D, 5.316s, 2046	18,000	16,861

JPMBB Commercial Mortgage Securities Trust 144A
FRB Ser. 13-C14, Class E, 4.562s, 2046	16,000	13,771

JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 06-LDP7, Class B, 5.909s, 2045	20,000	9,940
FRB Ser. 05-LDP2, Class D, 4.941s, 2042	20,000	20,055

8 Putnam VT Absolute Return 500 Fund

MORTGAGE-BACKED SECURITIES (8.9%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
JPMorgan Chase Commercial Mortgage Securities
Trust 144A
FRB Ser. 07-CB20, Class C, 6.176s, 2051	$20,000	$19,086
Ser. 13-C13, Class E, 3.986s, 2046	12,000	9,202

LB-UBS Commercial Mortgage Trust
Ser. 06-C6, Class D, 5.502s, 2039	23,000	22,894
FRB Ser. 06-C6, Class C, 5.482s, 2039	20,000	18,820

Merrill Lynch Mortgage Trust
FRB Ser. 05-CIP1, Class C, 5.517s, 2038	25,000	22,880
Ser. 04-KEY2, Class D, 5.046s, 2039	25,000	24,786

ML-CFC Commercial Mortgage Trust 144A
Ser. 06-4, Class AJFX, 5.147s, 2049	25,000	24,846
FRB Ser. 06-4, Class XC, IO, 0.612s, 2049	794,648	874

UBS-Barclays Commercial Mortgage Trust 144A
Ser. 13-C6, Class E, 3 1/2s, 2046	38,000	29,883

Wachovia Bank Commercial Mortgage Trust FRB
Ser. 06-C23, Class F, 5.625s, 2045	11,000	10,929

Wells Fargo Commercial Mortgage Trust 144A
Ser. 12-LC5, Class E, 4.777s, 2045	100,000	88,350

WF-RBS Commercial Mortgage Trust 144A
Ser. 11-C3, Class E, 5s, 2044	30,000	27,726
Ser. 12-C7, Class F, 4 1/2s, 2045	100,000	90,180
Ser. 13-C12, Class E, 3 1/2s, 2048	15,000	11,901
		654,134
Residential mortgage-backed securities (non-agency) (2.0%)
BCAP, LLC Trust 144A FRB Ser. 10-RR7, Class 1610,
0.943s, 2047	47,824	26,686

Bear Stearns Alt-A Trust
FRB Ser. 04-3, Class B, 3.347s, 2034	33,981	32,938
FRB Ser. 04-6, Class M2, 2.147s, 2034	22,536	18,254

Bear Stearns Asset Backed Securities I Trust FRB
Ser. 07-HE5, Class 1A4, 0.722s, 2047	100,000	70,500

Countrywide Alternative Loan Trust
FRB Ser. 05-27, Class 2A1, 1.607s, 2035	8,279	6,760
FRB Ser. 06-OA7, Class 1A2, 1.197s, 2046	10,961	8,732
FRB Ser. 05-27, Class 1A6, 1.242s, 2035	31,637	23,886
FRB Ser. 05-38, Class A3, 0.772s, 2035	16,944	14,210
FRB Ser. 05-59, Class 1A1, 0.743s, 2035	17,773	14,115
FRB Ser. 06-OC2, Class 2A3, 0.712s, 2036	16,618	14,873
FRB Ser. 06-OA2, Class A1, 0.612s, 2046	19,432	14,380
FRB Ser. 06-OA10, Class 4A1, 0.612s, 2046	45,363	34,107
FRB Ser. 06-OC10, Class 2A2A, 0.602s, 2036	19,076	18,122
FRB Ser. 06-OC8, Class 2A2A, 0.542s, 2036	8,046	7,684

Countrywide Asset-Backed Certificates Trust
Ser. 04-13, Class MF2, 5.093s, 2035	16,824	14,973
FRB Ser. 05-2, Class M4, 1.487s, 2035	20,000	17,400

CSMC Trust 144A
FRB Ser. 11-6R, Class 3A7, 2.866s, 2036	25,000	12,500
FRB Ser. 09-14R, Class 4A10, 2.842s, 2035	20,000	17,433

Federal National Mortgage Association Connecticut
Avenue Securities FRB Ser. 15-C04, Class 1M2,
6.122s, 2028	10,000	10,093

GSAA Home Equity Trust FRB Ser. 05-9, Class M3,
0.952s, 2035	50,000	33,610

IndyMac INDX Mortgage Loan Trust FRB
Ser. 07-FLX2, Class A1C, 0.612s, 2037	25,147	17,477

Morgan Stanley Resecuritization Trust 144A FRB
Ser. 15-R7, Class 2B, 2.616s, 2035	24,783	12,639

Nomura Resecuritization Trust 144A FRB
Ser. 15-4R, Class 1A14, 0.373s, 2047	165,000	94,463

MORTGAGE-BACKED SECURITIES (8.9%)* cont.	Principal amount	Value

Residential mortgage-backed securities (non-agency) cont.
Structured Asset Mortgage Investments II Trust
FRB Ser. 06-AR7, Class A11, 0.722s, 2036	$112,424	$48,928

WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 04-AR12, Class A2B, 0.882s, 2044	37,840	34,113
FRB Ser. 05-AR9, Class A1B, 0.802s, 2045	37,884	34,280

Wells Fargo Mortgage Backed Securities Trust FRB
Ser. 06-AR6, Class 7A2, 2.803s, 2036	19,201	18,363

		671,519

Total mortgage-backed securities (cost $3,073,119)		$2,995,395

INVESTMENT COMPANIES (5.0%)*	Shares	Value

Consumer Discretionary Select Sector SPDR Fund	3,663	$286,263

Health Care Select Sector SPDR Fund	8,125	585,406

Industrial Select Sector SPDR Fund	5,450	288,905

Technology Select Sector SPDR Fund	6,332	271,200

Utility Select Sector SPDR Fund	6,319	273,486

Total investment companies (cost $1,641,381)		$1,705,260

COMMODITY LINKED NOTES (4.3%)* †††	Principal amount	Value

UBS AG/London 144A sr. notes 1-month LIBOR less
0.10%, 2017 (Indexed to the UBSIF3AT Index
multiplied by 3) (United Kingdom)	$333,000	$337,629

Citigroup, Inc. sr. notes Ser. G, 1-month USD
LIBOR less 0.18%, 2016 (Indexed to the CVICF3F0
Index multiplied by 3)	670,000	701,050

Deutsche Bank AG/London 144A notes, 1-month USD
LIBOR less 0.16%, 2016 (Indexed to the DB
Commodity Backwardation Alpha 22 USD Total
Return Index multiplied by 3) (United Kingdom)	92,000	120,428

UBS AG/London 144A sr. notes 1-month LIBOR less
0.10%, 2016 (Indexed to the UBSIF3AT Index
multiplied by 3) (United Kingdom)	220,044	230,979

UBS AG/London 144A sr. notes 1-month LIBOR less
0.10%, 2016 (Indexed to the UBSIF3AT Index
multiplied by 3) (United Kingdom)	78,000	80,902

Total commodity Linked Notes (cost $1,393,044)		$1,470,988

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (1.3%)*	Principal amount	Value

Argentina (Republic of) sr. unsec. bonds
7s, 2017 (Argentina)	$10,000	$10,188

Argentina (Republic of) sr. unsec. unsub. notes
Ser. 1, 8 3/4s, 2017 (Argentina) (In default) †	175,000	197,969

Buenos Aires (Province of) 144A sr. unsec.
unsub. notes 10 7/8s, 2021 (Argentina)	100,000	104,375

Venezuela (Bolivarian Republic of) sr. unsec.
bonds 5 3/4s, 2016 (Venezuela)	125,000	111,449

Total foreign government and agency bonds
and notes (cost $398,238)		$423,981

WARRANTS (1.0%)* †	Expiration date	Strike price	Warrants	Value

Bharat Petroleum Corp.,
Ltd. 144A (India)	3/9/18	$0.00	3,460	$46,668

Ceat, Ltd. 144A (India)	8/15/16	0.00	539	8,566

China State Construction
Engineering Corp., Ltd.
144A (China)	12/10/17	0.00	36,400	35,539

Indian Oil Corp., Ltd. 1
44A (India)	8/25/17	0.00	6,970	45,151

Infosys, Ltd. 144A (India)	10/10/16	0.00	4,402	73,553

Power Finance Corp., Ltd.
144A (India)	3/9/18	0.00	10,864	33,073

Putnam VT Absolute Return 500 Fund 9

WARRANTS (1.0%)* † cont.	Expiration date	Strike price	Warrants	Value

Rural Electrification Corp.,
Ltd. 144A (India)	3/6/17	$0.00	9,345	$32,002

Tech Mahindra, Ltd. (India)	12/10/17	0.00	4,894	38,590

Wipro, Ltd. 144A (India)	10/6/17	0.00	415	3,512

YES Bank, Ltd. 144A (India)	8/15/16	0.00	2,447	26,846

Total warrants (cost $371,364)				$343,500

CORPORATE BONDS AND NOTES (0.5%)*	Principal amount	Value

Petrobras Global Finance BV company guaranty
sr. unsec. unsub. notes 6 1/4s, 2024 (Brazil)	$10,000	$7,063

Petrobras Global Finance BV company guaranty
sr. unsec. unsub. notes 3 7/8s, 2016 (Brazil)	50,000	49,800

Petrobras Global Finance BV company guaranty
sr. unsec. unsub. notes 3 1/4s, 2017 (Brazil)	30,000	27,900

Petroleos de Venezuela SA sr. unsec.
notes 5 1/8s, 2016 (Venezuela)	116,000	79,460

Total corporate bonds and notes (cost $176,005)		$164,223

ASSET-BACKED SECURITIES (0.4%)*	Principal amount	Value

Station Place Securitization Trust
FRB Ser. 15-4, Class A, 1.402s, 2017	$77,000	$77,000
FRB Ser. 15-2, Class A, 1.235s, 2017	56,000	56,000
Total asset-backed securities (cost $133,000)		$133,000

PURCHASED SWAP OPTIONS OUTSTANDING (0.0%)*
Counterparty
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Bank of America N.A.
2.059/3 month USD-LIBOR-BBA/
Jan-26	Jan-16/2.059	$175,200	$314

(2.343)/3 month USD-LIBOR-BBA/
Jan-26	Jan-16/2.343	175,200	308

Barclays Bank PLC
(2.25625)/3 month USD-LIBOR-BBA/
Jan-26	Jan-16/2.25625	222,400	828

2.04375/3 month USD-LIBOR-BBA/
Jan-26	Jan-16/2.04375	222,400	311

Citibank, N.A.
2.1015/3 month USD-LIBOR-BBA/
Jan-26	Jan-16/2.1015	222,400	600

(2.3635)/3 month USD-LIBOR-BBA/
Jan-26	Jan-16/2.3635	222,400	316

(2.087)/3 month USD-LIBOR-BBA/
May-18	May-16/2.087	90,100	16

Credit Suisse International
(2.915)/3 month USD-LIBOR-BBA/
Apr-47	Apr-17/2.915	8,100	428

(3.315)/3 month USD-LIBOR-BBA/
Apr-47	Apr-17/3.315	8,100	217

Goldman Sachs International
(2.82)/3 month USD-LIBOR-BBA/
Jan-46	Jan-16/2.82	25,450	86

(2.18625)/3 month USD-LIBOR-BBA/
Jun-18	Jun-16/2.18625	90,100	11

Total purchased swap options outstanding (cost $7,343)			$3,435

PURCHASED OPTIONS	Expiration	Contract
OUTSTANDING (0.5%)*	date/Strike price	amount	Value

SPDR S&P 500 ETF Trust (Put)	Dec-16/$174.00	$5,560	$35,590

SPDR S&P 500 ETF Trust (Put)	Nov-16/180.00	5,759	40,404

SPDR S&P 500 ETF Trust (Put)	Oct-16/173.00	5,850	30,703

SPDR S&P 500 ETF Trust (Put)	Sep-16/168.00	5,759	22,785

SPDR S&P 500 ETF Trust (Put)	Aug-16/165.00	5,865	17,920

SPDR S&P 500 ETF Trust (Put)	Jul-16/165.00	5,865	14,514

Total purchased options outstanding (cost $247,404)			$161,916

	Principal amount/
SHORT-TERM INVESTMENTS (50.4%)*		shares	Value

Putnam Money Market Liquidity Fund 0.27% L	Shares	8,587,075	$8,587,075

Putnam Short Term Investment Fund 0.33% L	Shares	6,090,869	6,090,869

SSgA Prime Money Market Fund Class N 0.19% P	Shares	90,000	90,000

U.S. Treasury Bills 0.15%, February 18, 2016 # §		$410,000	409,943

U.S. Treasury Bills 0.13%, February 11, 2016 # §		91,000	90,987

U.S. Treasury Bills 0.04%, February 4, 2016 # §		336,000	335,971

U.S. Treasury Bills 0.10%, January 21, 2016 # §		122,000	121,994

U.S. Treasury Bills 0.16%, January 14, 2016 ∆ §		226,000	225,993

U.S. Treasury Bills 0.18%, January 7, 2016 §		406,000	405,998

Federal Home Loan Banks unsec. discount
notes 0.40%, February 3, 2016		185,000	184,962

Federal Home Loan Banks unsec. discount
notes 0.31%, January 26, 2016		500,000	499,954

Total short-term investments (cost $17,043,629)			$17,043,746

Total investments (cost $40,221,907)			$40,150,975

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
OAO	Open Joint Stock Company
PJSC	Public Joint Stock Company
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2015 through December 31, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC  820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $33,838,288.

††† The value of the commodity linked notes, which are marked to market daily, may be based on a multiple of the performance of the index. The multiple (or leverage) will increase the volatility of the note’s value relative to the change in the underlying index.

† This security is non-income-producing.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

10 Putnam VT Absolute Return 500 Fund

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $11,150,515 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 12/31/15 (aggregate face value $1,752,015)						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.

	Australian Dollar	Sell	1/20/16	$17,622	$17,635	$13

	Canadian Dollar	Sell	1/20/16	27,247	27,613	366

	Euro	Sell	3/16/16	37,778	37,606	(172)

	Mexican Peso	Buy	1/20/16	24,494	24,666	(172)

	New Taiwan Dollar	Sell	2/17/16	3,356	3,384	28

	New Zealand Dollar	Sell	1/20/16	137	902	765

	Norwegian Krone	Sell	3/16/16	32,480	33,041	561

	Swedish Krona	Buy	3/16/16	17,592	17,770	(178)

Barclays Bank PLC

	Australian Dollar	Sell	1/20/16	146	405	259

	British Pound	Buy	3/16/16	22,411	23,020	(609)

	Canadian Dollar	Sell	1/20/16	18,213	17,400	(813)

	Euro	Buy	3/16/16	24,278	24,964	(686)

	Japanese Yen	Sell	2/17/16	12,938	12,684	(254)

	Mexican Peso	Buy	1/20/16	35,234	35,442	(208)

	New Zealand Dollar	Buy	1/20/16	21,526	19,846	1,680

	Norwegian Krone	Sell	3/16/16	4,403	4,505	102

	Swedish Krona	Buy	3/16/16	226	122	104

Citibank, N.A.

	Canadian Dollar	Sell	1/20/16	54,493	55,450	957

	Euro	Sell	3/16/16	83,612	81,819	(1,793)

	Japanese Yen	Buy	2/17/16	299	403	(104)

	Mexican Peso	Buy	1/20/16	22,239	22,446	(207)

	New Zealand Dollar	Buy	1/20/16	17,152	16,754	398

	Singapore Dollar	Sell	2/17/16	33,945	33,948	3

Credit Suisse International

	Australian Dollar	Sell	1/20/16	35,316	35,410	94

	British Pound	Sell	3/16/16	34,500	35,137	637

	Canadian Dollar	Sell	1/20/16	18,719	17,738	(981)

	Euro	Sell	3/16/16	47,794	44,976	(2,818)

	Indian Rupee	Sell	2/17/16	666	420	(246)

	New Taiwan Dollar	Sell	2/17/16	34,106	33,867	(239)

	New Zealand Dollar	Buy	1/20/16	5,057	4,714	343

	Norwegian Krone	Buy	3/16/16	6,649	7,057	(408)

Deutsche Bank AG

	Canadian Dollar	Sell	1/20/16	27,319	28,556	1,237

	Czech Koruna	Sell	3/16/16	32,546	31,896	(650)

Putnam VT Absolute Return 500 Fund 11

FORWARD CURRENCY CONTRACTS at 12/31/15 (aggregate face value $1,752,015) cont.						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Goldman Sachs International

	Canadian Dollar	Buy	1/20/16	$8,601	$9,226	$(625)

	Euro	Buy	3/16/16	16,875	16,972	(97)

	Japanese Yen	Sell	2/17/16	55,139	55,779	640

	New Taiwan Dollar	Sell	2/17/16	34,112	34,080	(32)

	Norwegian Krone	Sell	3/16/16	22,590	23,113	523

	Singapore Dollar	Sell	2/17/16	33,875	33,886	11

HSBC Bank USA, National Association

	British Pound	Sell	3/16/16	17,398	17,629	231

JPMorgan Chase Bank N.A.

	Australian Dollar	Sell	1/20/16	219	254	35

	Canadian Dollar	Sell	1/20/16	54,639	55,573	934

	Euro	Sell	3/16/16	3,266	3,196	(70)

	Indian Rupee	Buy	2/17/16	32,349	32,289	60

	Mexican Peso	Buy	1/20/16	16,809	18,438	(1,629)

	New Taiwan Dollar	Sell	2/17/16	24,741	24,945	204

	New Zealand Dollar	Buy	1/20/16	11,959	11,146	813

	Norwegian Krone	Sell	3/16/16	30,674	31,196	522

	Singapore Dollar	Sell	2/17/16	33,875	34,028	153

	South Korean Won	Sell	2/17/16	34,248	33,788	(460)

	Swedish Krona	Buy	3/16/16	18,269	17,754	515

Royal Bank of Scotland PLC (The)

	Australian Dollar	Buy	1/20/16	16,311	16,595	(284)

	British Pound	Buy	3/16/16	16,070	16,119	(49)

	Canadian Dollar	Sell	1/20/16	19,875	18,854	(1,021)

	Euro	Sell	3/16/16	79,911	77,564	(2,347)

	Japanese Yen	Buy	2/17/16	33,815	33,592	223

	New Zealand Dollar	Buy	1/20/16	41,753	43,359	(1,606)

	Norwegian Krone	Sell	3/16/16	11,335	11,553	218

	Swedish Krona	Sell	3/16/16	25,082	24,760	(322)

State Street Bank and Trust Co.

	British Pound	Buy	3/16/16	81,828	83,695	(1,867)

	Canadian Dollar	Buy	1/20/16	16,695	17,689	(994)

	South Korean Won	Sell	2/17/16	34,248	34,310	62

UBS AG

	Australian Dollar	Buy	1/20/16	16,675	16,795	(120)

	British Pound	Sell	3/16/16	34,795	35,463	668

	Canadian Dollar	Buy	1/20/16	33,028	34,263	(1,235)

	Japanese Yen	Buy	2/17/16	33,815	33,584	231

WestPac Banking Corp.

	Australian Dollar	Buy	1/20/16	15,510	14,943	567

	Canadian Dollar	Sell	1/20/16	34,112	33,989	(123)

Total						$(9,262)

12 Putnam VT Absolute Return 500 Fund

FUTURES CONTRACTS				Unrealized
OUTSTANDING	Number of		Expiration	appreciation/
at 12/31/15	contracts	Value	date	(depreciation)

Euro STOXX 50 Index (Long)	10	$356,671	Mar-16	$4,374

S&P 500 Index E-Mini
(Short)	34	3,460,180	Mar-16	26,661

S&P Mid Cap 400 Index
E-Mini (Long)	8	1,114,800	Mar-16	(3,788)

Tokyo Price Index (Long)	1	$128,749	Mar-16	(3,390)

U.S. Treasury Bond 30 yr
(Long)	1	153,750	Mar-16	123

U.S. Treasury Bond Ultra
30 yr (Short)	1	158,688	Mar-16	(777)

U.S. Treasury Note 2 yr
(Short)	1	217,234	Mar-16	373

U.S. Treasury Note 5 yr
(Short)	7	828,242	Mar-16	2,447

U.S. Treasury Note 10 yr
(Long)	8	1,007,250	Mar-16	(4,937)

U.S. Treasury Note 10 yr
(Short)	3	377,719	Mar-16	1,682

Total				$22,768

WRITTEN SWAP OPTIONS OUTSTANDING at 12/31/15 (premiums $48,121)
Counterparty
Fixed Obligation % to receive or (pay)/}	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Bank of America N.A.
2.201/3 month USD-LIBOR-BBA/
Jan-26	Jan-16/2.201	$87,600	$536

(2.201)/3 month USD-LIBOR-BBA/
Jan-26	Jan-16/2.201	87,600	546

Barclays Bank PLC
(2.15)/3 month USD-LIBOR-BBA/
Jan-26	Jan-16/2.15	111,200	441

2.15/3 month USD-LIBOR-BBA/
Jan-26	Jan-16/2.15	111,200	946

Citibank, N.A.
2.587/3 month USD-LIBOR-BBA/
May-18	May-16/2.587	90,100	1

2.387/3 month USD-LIBOR-BBA/
May-18	May-16/2.387	90,100	4

2.2325/3 month USD-LIBOR-BBA/
Jan-26	Jan-16/2.2325	111,200	534

(2.2325)/3 month USD-LIBOR-BBA/
Jan-26	Jan-16/2.2325	111,200	867

Credit Suisse International
2.515/3 month USD-LIBOR-BBA/
Apr-47	Apr-17/2.515	8,100	769

Goldman Sachs International
(1.885)/3 month USD-LIBOR-BBA/
Jan-46	Jan-16/1.885	25,450	—

2.58625/3 month USD-LIBOR-BBA/
Jun-18	Jun-16/2.58625	180,200	2

JPMorgan Chase Bank N.A.
(6.00 Floor)/3 month
USD-LIBOR-BBA/Mar-18	Mar-18/6.00	229,000	25,049

Total			$29,695

WRITTEN OPTIONS
OUTSTANDING at 12/31/15	Expiration	Contract
(premiums $10,186)	date/strike price	amount	Value

SPDR S&P 500 ETF Trust (Call)	Jan-16/$212.50	$19,183	$6,619

SPDR S&P 500 ETF Trust (Call)	Jan-16/213.00	5,236	734

Total			$7,353

FORWARD PREMIUM SWAP OPTION CONTRACTS
OUTSTANDING at 12/31/15
Counterparty
Fixed right or
obligation % to
receive or (pay)/			Premium	Unrealized
Floating rate index/	Expiration	Contract	receivable/	appreciation/
Maturity date	date/strike	amount	(payable)	(depreciation)

JPMorgan Chase Bank N.A.
2.117/3 month
USD-LIBOR-BBA/
Feb-27 (Purchased)	Feb-17/2.117	$13,300	$(326)	$(77)

2.035/3 month
USD-LIBOR-BBA/
Feb-27 (Purchased)	Feb-17/2.035	13,300	(338)	(121)

1.00/3 month
USD-LIBOR-BBA/
Apr-27 (Purchased)	Apr-17/1.00	28,600	(189)	(122)

(3.035)/3 month
USD-LIBOR-BBA/
Feb-27 (Purchased)	Feb-17/3.035	13,300	(354)	(204)

(3.117)/3 month
USD-LIBOR-BBA/
Feb-27 (Purchased)	Feb-17/3.117	13,300	(372)	(244)

1.00/3 month
USD-LIBOR-BBA/
Apr-27 (Purchased)	Apr-17/1.00	57,100	(401)	(263)

2.655/3 month
USD-LIBOR-BBA/
Feb-19 (Written)	Feb-17/2.655	58,300	386	318

2.56/3 month
USD-LIBOR-BBA/
Feb-19 (Written)	Feb-17/2.56	58,300	373	289

(1.00)/3 month
USD-LIBOR-BBA/
Apr-19 (Written)	Apr-17/1.00	114,200	365	213

(1.00)/3 month
USD-LIBOR-BBA/
Apr-19 (Written)	Apr-17/1.00	57,100	175	101

(1.56)/3 month
USD-LIBOR-BBA/
Feb-19 (Written)	Feb-17/1.56	58,300	336	83

(1.655)/3 month
USD-LIBOR-BBA/
Feb-19 (Written)	Feb-17/1.655	58,300	332	33

Total			$(13)	$6

TBA SALE COMMITMENTS OUTSTANDING
at 12/31/15 (proceeds receivable	Principal	Settlement
$3,062,813)	amount	date	Value

Federal National Mortgage Association,
3 1/2s, January 1, 2046	$2,000,000	1/13/16	$2,062,968

Federal National Mortgage Association, 3s,
January 1, 2046	1,000,000	1/13/16	999,766

Total			$3,062,734

Putnam VT Absolute Return 500 Fund 13

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/15
		Upfront				Unrealized
		premium	Termination	Payments made by	Payments received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

	$31,000	$(161)	9/30/25	3 month USD-LIBOR-BBA	2.1575%	$(12)

	31,000	424	9/30/25	2.3975%	3 month	(413)
					USD-LIBOR-BBA

	31,000	(273)	9/30/25	3 month USD-LIBOR-BBA	2.2775%	221

	120,800	(708)	10/9/25	3 month USD-LIBOR-BBA	2.155%	(317)

	60,400	706	10/9/25	2.3225%	3 month	(426)
					USD-LIBOR-BBA

	60,400	(401)	10/28/25	3 month USD-LIBOR-BBA	2.055%	(831)

	30,200	385	10/28/25	2.235%	3 month	98
					USD-LIBOR-BBA

	120,800	(871)	10/28/25	3 month USD-LIBOR-BBA	2.0775%	(1,481)

	60,400	839	10/28/25	2.2625%	3 month	111
					USD-LIBOR-BBA

	60,400	(393)	10/29/25	3 month USD-LIBOR-BBA	2.12%	(458)

	30,200	392	10/29/25	2.31%	3 month	(106)
					USD-LIBOR-BBA

	90,600	(572)	10/27/25	3 month USD-LIBOR-BBA	2.07125%	(1,076)

	45,300	570	10/27/25	2.25%	3 month	74
					USD-LIBOR-BBA

	45,300	375	9/29/25	2.235%	3 month	(170)
					USD-LIBOR-BBA

	27,300	—	10/28/25	2.013%	3 month	300
					USD-LIBOR-BBA

	9,100	—	10/28/25	2.044%	3 month	74
					USD-LIBOR-BBA

	153,900	1,229	12/2/25	2.119%	3 month	1,767
					USD-LIBOR-BBA

	40,500	(1)	12/7/25	2.1765%	3 month	(58)
					USD-LIBOR-BBA

	1,551,000 E	(1,005)	3/16/21	1.70%	3 month	5,978
					USD-LIBOR-BBA

	497,000 E	455	3/16/26	2.20%	3 month	1,769
					USD-LIBOR-BBA

	15,470,000 E	(14,590)	3/16/26	3 month USD-LIBOR-BBA	2.20%	(55,495)

	81,000	606	12/7/25	3 month USD-LIBOR-BBA	2.14%	449

	108,000	846	12/9/25	3 month USD-LIBOR-BBA	2.245%	29

	129,000	(2)	11/12/25	3 month USD-LIBOR-BBA	2.2195%	915

	18,200	—	11/24/25	2.09%	3 month	102
					USD-LIBOR-BBA

	53,900	(1)	12/1/25	3 month USD-LIBOR-BBA	2.115%	(205)

	40,500	(1)	12/7/25	2.169%	3 month	(30)
					USD-LIBOR-BBA

	241,000 E	(1,832)	3/16/46	3 month USD-LIBOR-BBA	2.65%	(1,166)

	2,750,000 E	2,858	3/16/18	1.20%	3 month	7,781
					USD-LIBOR-BBA

	12,120	—	12/23/25	3 month USD-LIBOR-BBA	2.1275%	(53)

	92,300	(1)	12/30/25	3 month USD-LIBOR-BBA	2.195%	135

	57,100	—	1/4/18	3 month USD-LIBOR-BBA	1.1875%	11

	42,100	—	1/4/21	1.7735%	3 month	(104)
					USD-LIBOR-BBA

	57,100	—	1/4/18	3 month USD-LIBOR-BBA	1.1845%	7

	42,100	—	1/4/21	1.776%	3 month	(109)
					USD-LIBOR-BBA

	42,100	—	1/4/21	1.779%	3 month	(115)
					USD-LIBOR-BBA

	57,100	—	1/4/18	3 month USD-LIBOR-BBA	1.1895%	13

	57,100	—	1/4/18	3 month USD-LIBOR-BBA	1.1825%	5

14 Putnam VT Absolute Return 500 Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/15 cont.
		Upfront				Unrealized
		premium	Termination	Payments made by	Payments received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

	$42,100	$—	1/4/21	1.76%	3 month	$(77)
					USD-LIBOR-BBA

	130,000	(2)	1/4/26	2.2205%	3 month	(446)
					USD-LIBOR-BBA

Total		$(11,129)				$(43,309)

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/15
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by or	appreciation/
Notional amount		received (paid)	date	fund per annum	paid by fund	(depreciation)

Bank of America N.A.
	$13,290	$—	1/12/41	4.00% (1 month	Synthetic TRS Index	$28
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	13,290	—	1/12/41	4.00% (1 month	Synthetic TRS Index	28
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

baskets	39,866	—	5/31/16	(3 month USD-LIBOR-BBA	A basket (MLTRFCF6)	(156,114)
				plus 0.10%)	of common stocks

units	981	—	5/31/16	3 month USD-LIBOR-BBA	Russell 1000 Total	110,752
				minus 7 bp	Return Index

units	44	—	5/31/16	3 month USD-LIBOR-BBA	Russell 1000 Total	4,967
				minus 0.07%	Return Index

Barclays Bank PLC
	$2,574	—	1/12/42	4.00% (1 month	Synthetic TRS Index	4
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	6,475	—	1/12/41	4.00% (1 month	Synthetic TRS Index	13
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	18,630	—	1/12/41	5.00% (1 month	Synthetic TRS Index	69
				USD-LIBOR)	5.00% 30 year Ginnie
					Mae II pools

	12,038	—	1/12/41	5.00% (1 month	Synthetic TRS Index	44
				USD-LIBOR)	5.00% 30 year Ginnie
					Mae II pools

	13,301	—	1/12/38	6.50% (1 month	Synthetic TRS Index	49
				USD-LIBOR)	6.50% 30 year Fannie
					Mae pools

	9,085	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	(22)
				USD-LIBOR	5.00% 30 year Fannie
					Mae pools

	28,812	—	1/12/43	(3.50%) 1 month	Synthetic TRS Index	(61)
				USD-LIBOR	3.50% 30 year Fannie
					Mae pools

Citibank, N.A.
	8,519	—	1/12/41	4.00% (1 month	Synthetic TRS Index	18
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

baskets	11	—	12/16/16	(3 month USD-LIBOR-BBA	A basket (CGPUTQL2)	11,775
				plus 0.42%)	of common stocks

units	1,562	—	3/18/16	3 month USD-LIBOR-BBA	MSCI Emerging	(3,934)
				minus 0.15%	Markets TR Net USD

units	834	—	10/17/16	3 month USD-LIBOR-BBA	MSCI Emerging	24,525
				minus 0.30%	Markets TR Net USD

units	255	—	11/23/16	3 month USD-LIBOR-BBA	Russell 1000 Total	(16,750)
				plus 0.10%	Return Index

units	11,095	—	11/10/16	3 month USD-LIBOR-BBA	Citi Custom Index	(14,811)
				minus 0.45%

Putnam VT Absolute Return 500 Fund 15

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/15 cont.
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by or	appreciation/
Notional amount		received (paid)	date	fund per annum	paid by fund	(depreciation)

Credit Suisse International
$380,122		$—	1/12/41	4.50% (1 month	Synthetic MBX Index	$117
				USD-LIBOR)	4.50% 30 year Ginnie
					Mae II pools

20,923		—	1/12/41	5.00% (1 month	Synthetic TRS Index	77
				USD-LIBOR)	5.00% 30 year Ginnie
					Mae II pools

21,929		—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	(54)
				USD-LIBOR	5.00% 30 year Fannie
					Mae pools

19,109		—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	(47)
				USD-LIBOR	5.00% 30 year Fannie
					Mae pools

97,165		—	1/12/41	5.00% (1 month	Synthetic MBX Index	359
				USD-LIBOR)	5.00% 30 year Ginnie
					Mae II pools

	9,407	—	1/12/44	3.50% (1 month	Synthetic TRS Index	17
				USD-LIBOR)	3.50% 30 year Fannie
					Mae pools

32,142		—	1/12/44	3.50% (1 month	Synthetic TRS Index	58
				USD-LIBOR)	3.50% 30 year Fannie
					Mae pools

16,463		—	1/12/44	3.50% (1 month	Synthetic TRS Index	30
				USD-LIBOR)	3.50% 30 year Fannie
					Mae pools

38,414		—	1/12/44	3.50% (1 month	Synthetic TRS Index	69
				USD-LIBOR)	3.50% 30 year Fannie
					Mae pools

15,716		—	1/12/43	3.50% (1 month	Synthetic TRS Index	33
				USD-LIBOR)	3.50% 30 year Fannie
					Mae pools

69,411		—	1/12/43	3.50% (1 month	Synthetic TRS Index	147
				USD-LIBOR)	3.50% 30 year Fannie
					Mae pools

	5,893	—	1/12/43	3.50% (1 month	Synthetic TRS Index	13
				USD-LIBOR)	3.50% 30 year Fannie
					Mae pools

34,418		—	1/12/41	4.00% (1 month	Synthetic TRS Index	71
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

98,779		—	1/12/45	4.00% (1 month	Synthetic TRS Index	266
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

45,834		—	1/12/45	4.00% (1 month	Synthetic TRS Index	124
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

44,496		—	1/12/45	3.50% (1 month	Synthetic TRS Index	192
				USD-LIBOR)	3.50% 30 year Fannie
					Mae pools

Deutsche Bank AG
units	9,029	—	8/8/16	(3 month USD-LIBOR-BBA	DB Custom PT Long 10	(25,982)
				plus 31 bp)	PR Index

units	9,029	—	8/8/16	3 month USD-LIBOR-BBA	DB NASDAQ OMX	14,511
				minus 45 bp	Clean Tech Total Return
					Index

16 Putnam VT Absolute Return 500 Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/15 cont.
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by or	appreciation/
Notional amount		received (paid)	date	fund per annum	paid by fund	(depreciation)

Goldman Sachs International
	$6,006	$—	1/12/42	4.00% (1 month	Synthetic TRS Index	$10
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	6,006	—	1/12/42	4.00% (1 month	Synthetic TRS Index	10
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	2,764	—	1/12/40	4.00% (1 month	Synthetic TRS Index	7
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	33,054	—	1/12/41	4.00% (1 month	Synthetic TRS Index	69
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	24,026	—	1/12/42	4.00% (1 month	Synthetic TRS Index	39
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	9,439	—	1/12/42	4.00% (1 month	Synthetic TRS Index	15
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	34,077	—	1/12/41	4.00% (1 month	Synthetic TRS Index	71
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	32,267	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	(79)
				USD-LIBOR	5.00% 30 year Fannie
					Mae pools

	32,142	—	1/12/44	3.50% (1 month	Synthetic TRS Index	58
				USD-LIBOR)	3.50% 30 year Fannie
					Mae pools

1,231,626		—	10/5/25	(1.7211%)	USA Non Revised	12,476
					Consumer Price
					Index-Urban (CPI-U)

1,059,374		—	10/6/25	(1.72%)	USA Non Revised	10,943
					Consumer Price
					Index-Urban (CPI-U)

	45,834	—	1/12/45	4.00% (1 month	Synthetic TRS Index	124
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	46,493	—	1/12/43	(3.50%) 1 month	Synthetic TRS Index	(99)
				USD-LIBOR	3.50% 30 year Fannie
					Mae pools

baskets	36,057	—	12/15/20	(1 month USD-LIBOR-BBA	A basket (GSCBPUR1)	15,504
				plus 0.44%)	of common stocks

units	17,585	—	12/15/20	(0.45%)	Goldman Sachs	13,485
					Volatility Carry US
					Scaled 3x Excess
					Return Strategy

units	301	—	12/12/16	1 month USD-LIBOR-BBA	MSCI Emerging	(2,881)
				minus 0.17%	Markets TR Net USD

JPMorgan Chase Bank N.A.
	$10,905	—	1/12/41	4.00% (1 month	Synthetic TRS Index	23
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	33,736	—	1/12/41	4.00% (1 month	Synthetic TRS Index	70
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	32,267	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	(79)
				USD-LIBOR	5.00% 30 year Fannie
					Mae pools

baskets	34,787	—	10/28/16	3 month USD-LIBOR-BBA	A basket (JPCMPTSH)	(14,691)
				minus 0.44%	of common stocks

Putnam VT Absolute Return 500 Fund 17

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/15 cont.
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by or	appreciation/
Notional amount		received (paid)	date	fund per annum	paid by fund	(depreciation)

UBS AG
units	5,794	$—	8/19/15	1 month USD-LIBOR-BBA	MSCI Emerging	$(10,380)
				minus 0.25%	Markets TR Net USD

Total		$—				$(24,724)

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/15
					Payments	Unrealized
Swap counterparty/		Upfront premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	Rating***	received (paid)**	amount	date	fund per annum	(depreciation)

Bank of America N.A.
CMBX NA BBB– Index	BBB–/P	$68	$1,000	5/11/63	300 bp	$38

CMBX NA BBB– Index	BBB–/P	121	2,000	5/11/63	300 bp	59

CMBX NA BBB– Index	BBB–/P	228	4,000	5/11/63	300 bp	105

CMBX NA BBB– Index	BBB–/P	247	4,000	5/11/63	300 bp	124

Barclays Bank PLC
CMBX NA BBB– Index	BBB–/P	887	8,000	5/11/63	300 bp	640

CMBX NA BBB– Index	BBB–/P	157	28,000	1/17/47	300 bp	(1,408)

Credit Suisse International
CMBX NA BB Index	—	(1,889)	107,000	5/11/63	(500 bp)	2,683

CMBX NA BBB– Index	BBB–/P	2,824	215,000	5/11/63	300 bp	(3,802)

CMBX NA BBB– Index	BBB–/P	3,221	294,000	5/11/63	300 bp	(5,839)

CMBX NA BBB– Index	BBB–/P	464	11,000	1/17/47	300 bp	(151)

CMBX NA BBB– Index	BBB–/P	317	11,000	1/17/47	300 bp	(298)

CMBX NA BBB– Index	BBB–/P	443	11,000	1/17/47	300 bp	(172)

CMBX NA BBB– Index	BBB–/P	939	16,000	1/17/47	300 bp	45

CMBX NA BBB– Index	BBB–/P	1,511	26,000	1/17/47	300 bp	57

CMBX NA BBB– Index	BBB–/P	1,446	32,000	1/17/47	300 bp	(343)

CMBX NA BBB– Index	BBB–/P	980	34,000	1/17/47	300 bp	(921)

CMBX NA BBB– Index	BBB–/P	2,096	49,000	1/17/47	300 bp	(644)

CMBX NA BBB– Index	BBB–/P	1,438	55,000	1/17/47	300 bp	(1,638)

CMBX NA BBB– Index	BBB–/P	2,932	70,000	1/17/47	300 bp	(982)

CMBX NA BBB– Index	BBB–/P	4,180	100,000	1/17/47	300 bp	(1,412)

CMBX NA BBB– Index	BBB–/P	12,726	371,000	1/17/47	300 bp	(8,020)

CMBX NA BBB– Index	BBB–/P	31,107	874,000	1/17/47	300 bp	(17,764)

Goldman Sachs International
CMBX NA BBB– Index	BBB–/P	(96)	21,000	5/11/63	300 bp	(743)

CMBX NA BBB– Index	BBB–/P	57	22,000	5/11/63	300 bp	(621)

CMBX NA BBB– Index	BBB–/P	29	8,000	1/17/47	300 bp	(419)

CMBX NA BBB– Index	BBB–/P	29	8,000	1/17/47	300 bp	(419)

CMBX NA BBB– Index	BBB–/P	68	16,000	1/17/47	300 bp	(826)

CMBX NA BBB– Index	BBB–/P	57	16,000	1/17/47	300 bp	(838)

CMBX NA BBB– Index	BBB–/P	57	16,000	1/17/47	300 bp	(838)

CMBX NA BBB– Index	BBB–/P	209	21,000	1/17/47	300 bp	(965)

CMBX NA BBB– Index	BBB–/P	118	30,000	1/17/47	300 bp	(1,560)

CMBX NA BBB– Index	BBB–/P	35	32,000	1/17/47	300 bp	(1,755)

CMBX NA BBB– Index	BBB–/P	343	44,000	1/17/47	300 bp	(2,118)

CMBX NA BBB– Index	BBB–/P	449	53,000	1/17/47	300 bp	(2,514)

CMBX NA BBB– Index	BBB–/P	1,699	63,000	1/17/47	300 bp	(1,824)

CMBX NA BB Index	—	(248)	29,000	5/11/63	(500 bp)	991

CMBX NA BB Index	—	(58)	6,000	5/11/63	(500 bp)	199

CMBX NA BB Index	—	51	5,000	5/11/63	(500 bp)	265

CMBX NA BB Index	—	(53)	5,000	5/11/63	(500 bp)	161

CMBX NA BB Index	—	67	4,000	5/11/63	(500 bp)	238

CMBX NA BB Index	—	5	4,000	5/11/63	(500 bp)	176

18 Putnam VT Absolute Return 500 Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/15 cont.
					Payments	Unrealized
Swap counterparty/		Upfront premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	Rating***	received (paid)**	amount	date	fund per annum	(depreciation)

Goldman Sachs International cont.
CMBX NA BB Index	—	$68	$3,000	5/11/63	(500 bp)	$196

CMBX NA BB Index	—	(10)	5,000	1/17/47	(500 bp)	316

CMBX NA BBB– Index	BBB–/P	(3)	1,000	5/11/63	300 bp	(33)

CMBX NA BBB– Index	BBB–/P	(33)	3,000	5/11/63	300 bp	(125)

CMBX NA BBB– Index	BBB–/P	30	5,000	5/11/63	300 bp	(124)

CMBX NA BBB– Index	BBB–/P	91	8,000	5/11/63	300 bp	(155)

CMBX NA BBB– Index	BBB–/P	457	11,000	1/17/47	300 bp	(158)

CMBX NA BBB– Index	BBB–/P	475	11,000	1/17/47	300 bp	(140)

CMBX NA BBB– Index	BBB–/P	443	11,000	1/17/47	300 bp	(172)

CMBX NA BBB– Index	BBB–/P	443	11,000	1/17/47	300 bp	(172)

CMBX NA BBB– Index	BBB–/P	232	11,000	1/17/47	300 bp	(383)

CMBX NA BBB– Index	BBB–/P	485	16,000	1/17/47	300 bp	(410)

CMBX NA BBB– Index	BBB–/P	354	46,000	1/17/47	300 bp	(2,221)

CMBX NA BBB– Index	BBB–/P	3,098	75,000	1/17/47	300 bp	(1,095)

CMBX NA BBB– Index	BBB–/P	724	94,000	1/17/47	300 bp	(4,532)

JPMorgan Securities LLC
CMBX NA BBB– Index	—	(118)	22,000	5/11/63	(300 bp)	560

CMBX NA BBB– Index	—	(528)	22,000	5/11/63	(300 bp)	150

CMBX NA BBB– Index	—	(283)	11,000	5/11/63	(300 bp)	56

CMBX NA BBB– Index	BBB–/P	609	11,000	1/17/47	300 bp	(6)

CMBX NA BBB– Index	BBB–/P	575	22,000	1/17/47	300 bp	(655)

CMBX NA BBB– Index	BBB–/P	1,160	22,000	1/17/47	300 bp	(70)

CMBX NA BBB– Index	BBB–/P	9,809	233,000	1/17/47	300 bp	(3,220)

Total		$87,339				$(65,446)

*Payments related to the referenced debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at December 31, 2015. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/15
					Payments	Unrealized
		Upfront premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	Rating***	received (paid)**	amount	Date	fund per annum	(depreciation)

NA HY Series 25 Index	B+/P	$6,187	$3,035,000	12/20/20	500 bp	$41,204

Total		$6,187				$41,204

*Payments related to the referenced debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at December 31, 2015. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

Putnam VT Absolute Return 500 Fund 19

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Basic materials	$183,375	$69,116	$—

Capital goods	591,726	19,974	—

Communication services	218,126	177,802	—

Conglomerates	—	35,637	—

Consumer cyclicals	938,324	185,790	—

Consumer staples	983,124	140,879	—

Energy	492,517	21,910	—

Financials	1,377,191	612,555	—

Health care	1,071,886	45,073	—

Technology	1,414,894	312,537	—

Transportation	143,132	134,132	—

Utilities and power	286,270	129,903	—

Total common stocks	7,700,565	1,885,308	—

Asset-backed securities	$—	$—	$133,000

Commodity linked notes	—	1,470,988	—

Corporate bonds and notes	—	164,223	—

Foreign government and agency bonds and notes	—	423,981	—

Investment companies	1,705,260	—	—

Mortgage-backed securities	—	2,505,882	489,513

Purchased options outstanding	—	161,916	—

Purchased swap options outstanding	—	3,435	—

U.S. government and agency mortgage obligations	—	6,119,658	—

Warrants	—	343,500	—

Short-term investments	14,767,944	2,275,802	—

Totals by level	$24,173,769	$15,354,693	$622,513

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(9,262)	$—

Futures contracts	22,768	—	—

Written options outstanding	—	(7,353)	—

Written swap options outstanding	—	(29,695)	—

Forward premium swap option contracts	—	6	—

TBA sale commitments	—	(3,062,734)	—

Interest rate swap contracts	—	(32,180)	—

Total return swap contracts	—	(24,724)	—

Credit default contracts	—	(117,768)	—

Totals by level	$22,768	$(3,283,710)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers between Level 1 and Level 2 within the fair value hierarchy, if any, (other than certain transfers involving non-U.S. equity securities as described in Note 1) did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

Transfers are accounted for using the end of period pricing valuation method.

20 Putnam VT Absolute Return 500 Fund

The following is a reconciliation of Level 3 assets as of the close of the reporting period:

				Change in net
		Accrued		unrealized
Investments in	Balance as of	discounts/	Realized	appreciation/	Cost of	Proceeds	Net transfers	Net transfers	Balance as of
securities:	12/31/14	premiums	gain/(loss)	(depreciation)#	purchases	from sales	into Level 3†	out of Level 3†	12/31/15

Asset-backed securities	$—	$—	$—	$—	$133,000	$—	$—	$—	$133,000

Mortgage-backed securities	$—	(16,621)	128	6,068	500,196	(258)	—	—	$489,513

Totals	$—	$(16,621)	$128	$6,068	$633,196	$(258)	$—	$—	$622,513

† Transfers during the reporting period are accounted for using the end of period market value and include valuations provided by a single broker quote. Such valuations involve certain inputs and estimates that were unobservable at the end of the reporting period.

# Includes $6,068 related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

Level 3 securities which are fair valued by Putnam, are not material to the fund.

The accompanying notes are an integral part of these financial statements.

Putnam VT Absolute Return 500 Fund 21

Statement of assets and liabilities
12/31/15

Assets

Investment in securities, at value (Note 1):

Unaffiliated issuers (identified cost $25,543,963)	$25,473,031

Affiliated issuers (identified cost $14,677,944) (Notes 1 and 5)	14,677,944

Cash	67,740

Foreign currency (cost $7,639) (Note 1)	7,644

Dividends, interest and other receivables	83,840

Receivable for shares of the fund sold	2,139

Receivable for investments sold	18,961

Receivable for sales of delayed delivery securities (Note 1)	2,032,635

Receivable from Manager (Note 2)	1,068

Receivable for variation margin (Note 1)	82,182

Unrealized appreciation on forward premium swap option contracts (Note 1)	1,037

Unrealized appreciation on forward currency contracts (Note 1)	14,157

Unrealized appreciation on OTC swap contracts (Note 1)	228,319

Premium paid on OTC swap contracts (Note 1)	3,319

Total assets	42,694,016

Liabilities

Payable for purchases of delayed delivery securities (Note 1)	5,094,476

Payable for shares of the fund repurchased	6,680

Payable for custodian fees (Note 2)	27,517

Payable for investor servicing fees (Note 2)	3,819

Payable for Trustee compensation and expenses (Note 2)	1,989

Payable for administrative services (Note 2)	260

Payable for distribution fees (Note 2)	7,328

Payable for variation margin (Note 1)	8,117

Unrealized depreciation on OTC swap contracts (Note 1)	318,489

Premium received on OTC swap contracts (Note 1)	90,658

Unrealized depreciation on forward currency contracts (Note 1)	23,419

Unrealized depreciation on forward premium swap option contracts (Note 1)	1,031

Written options outstanding, at value (premiums $58,307) (Notes 1 and 3)	37,048

TBA sale commitments, at value (proceeds receivable $3,062,813) (Note 1)	3,062,734

Collateral on certain derivative contracts, at value (Note 1)	90,000

Other accrued expenses	82,163

Total liabilities	8,855,728

Net assets	$33,838,288

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$33,137,558

Undistributed net investment income (Note 1)	1,200,541

Distributions in excess of gains on investments and foreign currency transactions (Note 1)	(371,414)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(128,397)

Total — Representing net assets applicable to capital shares outstanding	$33,838,288

Computation of net asset value Class IA

Net assets	$20,534

Number of shares outstanding	1,964

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$10.46

Computation of net asset value Class IB

Net assets	$33,817,754

Number of shares outstanding	3,268,992

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$10.35

The accompanying notes are an integral part of these financial statements.

22 Putnam VT Absolute Return 500 Fund

Statement of operations
Year ended 12/31/15

Investment income

Dividends (net of foreign tax of $9,919)	$274,494

Interest (including interest income of $12,592 from investments in affiliated issuers) (Note 5)	162,987

Total investment income	437,481

Expenses

Compensation of Manager (Note 2)	212,543

Investor servicing fees (Note 2)	20,686

Custodian fees (Note 2)	63,448

Trustee compensation and expenses (Note 2)	1,806

Distribution fees (Note 2)	73,879

Administrative services (Note 2)	826

Auditing and tax fees	83,567

Other	15,188

Fees waived and reimbursed by Manager (Note 2)	(131,403)

Total expenses	340,540

Expense reduction (Note 2)	(577)

Net expenses	339,963

Net investment income	97,518

Net realized gain on investments (Notes 1 and 3)	78,029

Net realized gain on swap contracts (Note 1)	970,628

Net realized gain on futures contracts (Note 1)	5,075

Net realized gain on foreign currency transactions (Note 1)	103,275

Net realized loss on written options (Notes 1 and 3)	(577)

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(63,605)

Net unrealized depreciation of investments, futures contracts, swap contracts, written options, and TBA sale commitments during the year	(1,427,239)

Net loss on investments	(334,414)

Net decrease in net assets resulting from operations	$(236,896)

The accompanying notes are an integral part of these financial statements.

Putnam VT Absolute Return 500 Fund 23

Statement of changes in net assets

	Year ended	Year ended
	12/31/15	12/31/14

Increase in net assets

Operations:

Net investment income	$97,518	$53,335

Net realized gain on investments and foreign currency transactions	1,156,430	353,601

Net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	(1,490,844)	529,073

Net increase (decrease) in net assets resulting from operations	(236,896)	936,009

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(43)	—

Class IB	(49,703)	—

Net realized short-term gain on investments

Class IA	(51)	—

Class IB	(128,181)	—

From net realized long-term gain on investments

Class IA	(211)	(137)

Class IB	(534,024)	(307,771)

Increase from capital share transactions (Note 4)	9,556,506	2,911,129

Total increase in net assets	8,607,397	3,539,230

Net assets:

Beginning of year	25,230,891	21,691,661

End of year (including distributions in excess of net investment income of $1,200,541 and $239,030, respectively)	$33,838,288	$25,230,891

The accompanying notes are an integral part of these financial statements.

24 Putnam VT Absolute Return 500 Fund

Financial highlights (For a common share outstanding throughout the period)

						LESS
INVESTMENT OPERATIONS:						DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From Net investment income	From net realized gain on investments	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d,e]	Ratio of net investment income (loss) to average net assets (%)[e]	Portfolio turnover (%)

Class IA

12/31/15	$10.78	.06	(.08)	(.02)	(.04)	(.26)	(.30)	$10.46	(.22)	$21.90		.58	520[f]

12/31/14	10.49	.05	.38	.43	(.14)	—	(.14)	10.78	4.12	11.90		.46	317[f]

12/31/13	10.07	.01	.44	.45	(.03)	—	(.03)	10.49	4.46	10.90		.12	208[g]

12/31/12	9.63	—[h]	.44	.44	—	—	—	10.07	4.57	9,971.90		.02	262[g]

12/31/11‡	10.00	.01	(.38)	(.37)	—	—	—	9.63	(3.70)*	9,530	.61*	.15*	240[g]*

Class IB

12/31/15	$10.67	.03	(.07)	(.04)	(.02)	(.26)	(.28)	$10.35	(.44)	$33,818	1.15	.33	520[f]

12/31/14	10.41	.02	.38	.40	(.14)	—	(.14)	10.67	3.86	25,220	1.15	.22	317[f]

12/31/13	10.03	—[h]	.41	.41	(.03)	—	(.03)	10.41	4.08	21,681	1.15	(.04)	208[g]

12/31/12	9.61	(.02)	.44	.42	—	—	—	10.03	4.37	7,886	1.15	(.23)	262[g]

12/31/11‡	10.00	.02	(.41)	(.39)	—	—	—	9.61	(3.90)*	2,735	.78*	.21*	240[g]*

* Not annualized.

‡ For the period May 2, 2011 to December 31, 2011.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

12/31/15	0.44%

12/31/14	0.50

12/31/13	0.45

12/31/12	1.24

12/31/11	1.36

f Portfolio turnover includes TBA purchase and sale commitments.

g Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %

December 31, 2013	280%

December 31, 2012	475

December 31, 2011	875

h Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Putnam VT Absolute Return 500 Fund 25

Notes to financial statements 12/31/15

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2015 through December 31, 2015.

Putnam VT Absolute Return 500 Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek to earn a positive total return that exceeds the return on U.S. Treasury bills by 500 basis points (or 5.00%) on an annualized basis over a reasonable period of time (generally at least three years or more) regardless of market conditions. The fund is designed to pursue a consistent absolute return by combining two independent investment strategies — a beta strategy, which provides broad exposure to investment markets, and an alpha strategy, which seeks returns from active trading. The beta strategy seeks to balance risk and to provide positive total return by investing, without limit, in many different asset classes, including U.S., international, and emerging markets equity securities (growth or value stocks or both) and fixed-income securities; mortgage- and asset backed securities; below-investment-grade securities (sometimes referred to as “junk bonds”); inflation-protected securities; commodities; and real estate investment trusts (REITs). The alpha strategy involves the potential use of active trading strategies designed to provide additional total return through active security selection, tactical asset allocation, currency transactions and options transactions. In pursuing a consistent absolute return, the fund’s strategies are also generally intended to produce lower volatility over a reasonable period of time than has been historically associated with traditional asset classes that have earned similar levels of return over long historical periods. These traditional asset classes might include, for example, balanced portfolios with significant exposure to both stocks and bonds. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments, and, among other factors, credit, interest rate and prepayment risks when deciding whether to buy or sell fixed-income investments. Putnam Management may also take into account general market conditions when making investment decisions. The fund typically uses derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, to a significant extent for hedging purposes and to increase the fund’s exposure to the asset classes and strategies mentioned above, which may create investment leverage.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a

26 Putnam VT Absolute Return 500 Fund

regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance returns on securities owned, to enhance the return on a security owned, to gain exposure to securities and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk, and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates, and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or

Putnam VT Absolute Return 500 Fund 27

loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearing-house guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

28 Putnam VT Absolute Return 500 Fund

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $199,256 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $110,000 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At December 31, 2015, the fund had a capital loss carryover of $296,629 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Total

$296,629	$—	$296,629	*

*Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from defaulted bond interest, from income on swap contracts and from a redesignation of taxable income. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $1,391,799 to increase undistributed net investment income, $536 to increase paid-in capital and $1,392,335 to increase accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$884,460
Unrealized depreciation	(1,004,045)

Net unrealized depreciation	(119,585)
Undistributed ordinary income	1,162,365
Capital loss carryforward	(296,629)

Cost for federal income tax purposes	$40,270,560

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 66.9% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

Putnam VT Absolute Return 500 Fund 29

0.880%	of the first $5 billion,
0.830%	of the next $5 billion,
0.780%	of the next $10 billion,
0.730%	of the next $10 billion,
0.680%	of the next $50 billion,
0.660%	of the next $50 billion,
0.650%	of the next $100 billion and
0.645%	of any excess thereafter.

Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through April 30, 2017, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses and acquired fund fees and expenses) would exceed an annual rate of 0.90% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $26,072 as a result of this limit.

Putnam Management has also contractually agreed, through April 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $105,331 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.07% (0.10% prior to January 1, 2015) of the fund’s average daily net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$9
Class IB	20,677

Total	$20,686

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were not reduced under the expense offset arrangements and were reduced by $577 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $21, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class IB	$73,879

Note 3 — Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities, including TBA commitments (Long-term)	$101,159,855	$92,355,456

U.S. government securities (Long-term)	—	—

Total	$101,159,855	$92,355,456

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

30 Putnam VT Absolute Return 500 Fund

Written option transactions during the reporting period are summarized as follows:

	Written swap option	Written swap option	Written option	Written option
	contract amounts	premiums	contract amount	premiums

Written options outstanding at the
beginning of the reporting period	$1,332,400	$51,088	$26,361	$12,037

Options opened	11,853,270	64,074	426,652	174,681

Options exercised	(1,264,250)	(11,921)	—	—

Options expired	(4,712,075)	(17,322)	(286,190)	(108,170)

Options closed	(5,561,895)	(37,798)	(142,404)	(68,362)

Written options outstanding at the
end of the reporting period	$1,647,450	$48,121	$24,419	$10,186

Note 4 — Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Year ended 12/31/15		Year ended 12/31/14		Year ended 12/31/15		Year ended 12/31/14

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	922	$9,653	—	$—	1,509,701	$15,871,516	1,465,535	$15,356,925

Shares issued in connection with
reinvestment of distributions	29	305	13	137	67,479	711,908	29,794	307,771

	951	9,958	13	137	1,577,180	16,583,424	1,495,329	15,664,696

Shares repurchased	—	—	—	—	(671,211)	(7,036,876)	(1,214,175)	(12,753,704)

Net increase	951	$9,958	13	$137	905,969	$9,546,548	281,154	$2,910,992

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class IA	1,042	53.05%	$10,899

Note 5 — Affiliated transactions

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

	Fair value at the beginning of				Fair value at the end of the
Name of affiliate	the reporting period	Purchase cost	Sale proceeds	Investment income	reporting period

Putnam Money Market Liquidity Fund*	$—	$12,000,743	$3,413,668	$5,881	$ 8,587,075

Putnam Short Term Investment Fund*	4,564,958	13,208,423	11,682,512	6,711	6,090,869

Totals	$4,564,958	$25,209,166	$15,096,180	$12,592	$14,677,944

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Putnam VT Absolute Return 500 Fund 31

Note 7 — Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$38,000

Purchased swap option contracts (contract amount)	$1,900,000

Written equity option contracts (contract amount) (Note 3)	$48,000

Written swap option contracts (contract amount) (Note 3)	$2,100,000

Futures contracts (number of contracts)	80

Forward currency contracts (contract amount)	$5,200,000

Centrally cleared interest rate swap contracts (notional)	$13,500,000

OTC total return swap contracts (notional)	$30,900,000

OTC credit default contracts (notional)	$2,400,000

Centrally cleared credit default contracts (notional)	$3,500,000

Warrants (number of warrants)	62,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not accounted
for as hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Credit contracts	Receivables, Net assets —		Payables, Net assets —
	Unrealized appreciation	$44,004*	Unrealized depreciation	$161,772

Foreign exchange contracts	Receivables	14,157	Payables	23,419

Equity contracts	Investments, Receivables, Net assets —		Payables, Net assets —
	Unrealized appreciation	731,970*	Unrealized depreciation	260,074*

Interest rate contracts	Investments, Receivables, Net assets —		Payables, Net assets —
	Unrealized appreciation	51,861*	Unrealized depreciation	86,084*

Total		$841,992		$531,349

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging				Forward currency
instruments under ASC 815	Warrants	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$(129,832)	$(129,832)

Foreign exchange contracts	—	—	—	104,532	—	104,532

Equity contracts	(19,855)	(141,908)	(191,749)	—	1,095,718	742,206

Interest rate contracts	—	(20,287)	196,824	—	4,742	181,279

Total	$(19,855)	$(162,195)	$5,075	$104,532	$970,628	$898,185

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging				Forward currency
instruments under ASC 815	Warrants	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$(41,951)	$(41,951)

Foreign exchange contracts	—	—	—	(63,566)	—	(63,566)

Equity contracts	(27,864)	(35,957)	(14,743)	—	(223,628)	(302,192)

Interest rate contracts	—	13,664	(67,274)	—	(18,635)	(72,245)

Total	$(27,864)	$(22,293)	$(82,017)	$(63,566)	$(284,214)	$(479,954)

32 Putnam VT Absolute Return 500 Fund

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Putnam VT Absolute Return 500 Fund 33

Note 8 — Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

Centrally cleared interest rate
swap contracts§	$—	$—	$65,672	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$65,672

OTC Total return swap contracts*#	115,775	179	—	36,318	1,573	14,511	52,811	—	93	—	—	—	—	—	—	221,260

OTC Credit default contracts*#	—	—	—	—	4,572	—	2,720	—	—	1,695	—	—	—	—	—	8,987

Centrally cleared credit de-
fault contracts§	—	—	3,751	—	—	—	—	—	—	—	—	—	—	—	—	3,751

Futures contracts§	—	—	—	—	—	—	—	—	—	—	12,759	—	—	—	—	12,759

Forward currency contracts#	1,733	2,145	—	1,358	1,074	1,237	1,174	231	3,236	—	—	441	62	899	567	14,157

Forward premium swap op-
tion contracts #	—	—	—	—	—	—	—	—	1,037	—	—	—	—	—	—	1,037

Purchased swap options** #	622	1,139	—	932	645	—	97	—	—	—	—	—	—	—	—	3,435

Purchased options** #	—	—	—	93,892	—	—	—	—	68,024	—	—	—	—	—	—	161,916

Total Assets	$118,130	$3,463	$69,423	$132,500	$7,864	$15,748	$56,802	$231	$72,390	$1,695	$12,759	$441	$62	$899	$567	$492,974

Liabilities:

Centrally cleared interest rate
swap contracts§	—	—	7,192	—	—	—		—	—	—	—	—	—	—	—	7,192

OTC Total return swap contracts*#	156,114	83	—	35,495	101	25,982	3,059	—	14,770	—	—	—	—	10,380	—	245,984

OTC Credit default contracts*#	338	1,812	—	—	108,508	—	35,010	—	—	16,104	—	—	—	—	—	161,772

Centrally cleared credit de-
fault contracts§	—	—		—	—	—	—	—	—	—	—	—	—	—	—	—

Futures contracts§	—	—	—	—	—	—	—	—	—	—	925	—	—	—	—	925

Forward currency contracts#	522	2,570	—	2,104	4,692	650	754	—	2,159	—	—	5,629	2,861	1,355	123	23,419

Forward premium swap op-
tion contracts #	—	—	—	—	—	—	—	—	1,031	—	—	—	—	—	—	1,031

Written swap options #	1,082	1,387	—	1,406	769	—	2	—	25,049	—	—	—	—	—	—	29,695

Written options #	6,619	—	—	—	—	—	—	—	734	—	—	—	—	—	—	7,353

Total Liabilities	$164,675	$5,852	$7,192	$39,005	$114,070	$26,632	$38,825	$—	$43,743	$16,104	$925	$5,629	$2,861	$11,735	$123	$477,371

Total Financial and Derivative
Net Assets	$(46,545)	$(2,389)	$62,231	$93,495	$(106,206)	$(10,884)	$17,977	$231	$28,647	$(14,409)	$11,834	$(5,188)	$(2,799)	$(10,836)	$444	$15,603

Total collateral received (pledged)† ##	$—	$—	$—	$90,000	$(106,206)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Net amount	$(46,545)	$(2,389)	$62,231	$3,495	$—	$(10,884)	$17,977	$231	$28,647	$(14,409)	$11,834	$(5,188)	$(2,799)	$(10,836)	$444

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

34	Putnam VT Absolute Return 500 Fund	Putnam VT Absolute Return 500 Fund	35

Federal tax information (Unaudited)

The fund designated 11.63% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

36 Putnam VT Absolute Return 500 Fund

About the Trustees

Name Year of birth Position held	Principal occupations during past five years	Other directorships	
Independent Trustees			
Liaquat Ahamed Born 1952 Trustee since 2012	Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World,* whose articles on economics have appeared in such publications as the *New York Times, Foreign Affairs,* and the *Financial Times.* Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.	The Rohatyn Group, an emerging-market fund complex that manages money for institutions	
Ravi Akhoury Born 1947 Trustee since 2009	Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.	RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company	
Barbara M. Baumann Born 1955 Trustee since 2010	President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.	Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company	
Jameson A. Baxter Born 1943 Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011	President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.	None	
Robert J. Darretta Born 1946 Trustee since 2007	From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.	UnitedHealth Group, a diversified health-care company	
Katinka Domotorffy Born 1975 Trustee since 2012	Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.	Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center	
John A. Hill Born 1942 Trustee since 1985 and Chairman from 2000 to 2011	Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.	Devon Energy Corporation, a leading independent natural gas and oil exploration and production company	
Paul L. Joskow Born 1947 Trustee since 1997	Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.	Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services	
Kenneth R. Leibler Born 1949 Trustee since 2006	Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Serves on the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.	Eversource Corporation, which operates New England's largest energy delivery system

Putnam VT Absolute Return 500 Fund 37

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of December 31, 2015, there were 117 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Michael J. Higgins (Born 1976)	James P. Pappas (Born 1953)
Executive Vice President, Principal Executive	Vice President, Treasurer, and Clerk	Vice President
Officer, and Compliance Liaison	Since 2010	Since 2004
Since 2004	Manager of Finance, Dunkin’ Brands	Director of Trustee Relations,
	(2008–2010); Senior Financial Analyst, Old	Putnam Investments and
Steven D. Krichmar (Born 1958)	Mutual Asset Management (2007–2008);	Putnam Management
Vice President and Principal Financial Officer	Senior Financial Analyst, Putnam Investments
Since 2002	(1999–2007)	Mark C. Trenchard (Born 1962)
Chief of Operations, Putnam Investments and		Vice President and BSA Compliance Officer
Putnam Management	Janet C. Smith (Born 1965)	Since 2002
	Vice President, Principal Accounting Officer,	Director of Operational Compliance,
Robert T. Burns (Born 1961)	and Assistant Treasurer	Putnam Investments and Putnam
Vice President and Chief Legal Officer	Since 2007	Retail Management
Since 2011	Director of Fund Administration Services,
General Counsel, Putnam Investments,	Putnam Investments and	Nancy E. Florek (Born 1957)
Putnam Management, and Putnam	Putnam Management	Vice President, Director of Proxy Voting and
Retail Management		Corporate Governance, Assistant Clerk, and
	Susan G. Malloy (Born 1957)	Associate Treasurer
James F. Clark (Born 1974)	Vice President and Assistant Treasurer	Since 2000
Chief Compliance Officer	Since 2007
Since 2016	Director of Accounting & Control
Associate General Counsel, Putnam	Services, Putnam Investments and
Investments, Putnam Investment	Putnam Management
Management, and Putnam Retail
Management (2003–2015)

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

38 Putnam VT Absolute Return 500 Fund

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Putnam VT Absolute Return 500 Fund 39

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40 Putnam VT Absolute Return 500 Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission’s [SEC] website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Liaquat Ahamed
Boston, MA 02109	P.O. Box 8383	Ravi Akhoury
	Boston, MA 02266-8383	Barbara M. Baumann
Investment Sub-Manager	1-800-225-1581	Robert J. Darretta
Putnam Investments Limited		Katinka Domotorffy
57–59 St James’s Street	Custodian	John A. Hill
London, England SW1A 1LD	State Street Bank and Trust Company	Paul L. Joskow
Kenneth R. Leibler
Investment Sub-Advisor	Legal Counsel	Robert E. Patterson
The Putnam Advisory Company, LLC	Ropes & Gray LLP	George Putnam, III
One Post Office Square		Robert L. Reynolds
Boston, MA 02109	Independent Registered	W. Thomas Stephens
Public Accounting Firm
Marketing Services	PricewaterhouseCoopers LLP
Putnam Retail Management
One Post Office Square
Boston, MA 02109

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT Absolute Return 500 Fund 41

This report has been prepared for the shareholders
of Putnam VT Absolute Return 500 Fund.	VTAN110 298657 2/16

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In November 2015, the Code of Ethics of Putnam Investment Management, LLC was amended. The key changes to the Code of Ethics are as follows: (i) Non-Access Persons are no longer required to pre-clear their trades, (ii) a new provision governing conflicts of interest has been added, (iii) modifying certain provisions of the pre-clearance requirements, Contra-Trading Rule and 60-Day Short-Term Rule, (iv) modifying and adding language relating to reporting of unethical or illegal acts, including anti-retaliation provision, and (v) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

December 31, 2015	$73,020	$ —	$10,474	$ —
December 31, 2014	$67,502	$ —	$10,777	$ —

For the fiscal years ended December 31, 2015 and December 31, 2014, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $753,067 and $572,842 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

December 31, 2015	$ —	$742,593	$ —	$ —

December 31, 2014	$ —	$562,065	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 26, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: February 26, 2016